SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO MONEY MARKET FUNDS

Wells Fargo Money Market Fund
Wells Fargo Municipal Money Market Fund
Wells Fargo National Tax-Free Money Market Fund
(each a “Fund”, together the “Funds”)

At a meeting held on August 9-10, 2016, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the closure and liquidation of the Wells Fargo Money Market Fund Daily Class, the Wells Fargo Municipal Money Market Fund Sweep Class and the Wells Fargo National Tax-Free Money Market Fund Sweep Class.

Each class referenced above (collectively, the “classes”) is closed to new investors effective at the close of business on August 11, 2016.

The liquidation of the classes is expected to occur after close of business on or about September 1, 2016. Shareholders of the classes on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares.  Money market fund sweep platforms and other financial intermediaries with existing accounts may continue to open new accounts and make additional purchases until the classes’ liquidation date.

Following the liquidation of the classes, all references to the classes are removed.

August 11, 2016                                                                                                          MMSW086/P1215SP